UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 17, 2021 (March 12, 2021)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Environmental Improvement Revenue Bonds

On November 24, 2020, United States Steel Corporation (the “Corporation”) entered into a Loan Agreement dated as of November 1, 2020 (the “Agreement”) with the Indiana Finance Authority (the “Issuer”) whereby the Issuer agreed to use the proceeds of the sale of its $88,810,000 Environmental Improvement Revenue Refunding Bonds, Series 2021A (United States Steel Corporation Project) dated March 12, 2021 (the “Series 2021A Bonds”) to refund the remaining outstanding principal amount of the Issuer’s $88,810,000 Environmental Improvement Revenue Refunding Bonds, Series 2010 (United States Steel Corporation Project) (the “Refunded Bonds”), currently outstanding in the aggregate principal amount of $88,810,000, which Refunded Bonds were issued for the purpose of refunding two prior issues of the Issuer’s bonds, the proceeds of which were used to finance or refinance a portion of the costs to the Corporation of the acquisition, construction, equipping and installation of certain pollution control facilities at its plant in the City of Gary in the State of Indiana. The Agreement also secures the Issuer’s previously issued $33,300,000 Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project), dated November 24, 2020 (the “Series 2020A Bonds”). Under the Agreement, the Corporation will pay the semiannual interest payments on the Series 2021A Bonds and the principal of the Series 2021A Bonds due on December 1, 2026, as well as the semiannual interest payments on the Series 2020A Bonds and the principal of the Series 2020A Bonds due on May 1, 2039. The Series 2021A Bonds bear interest at a rate of 4.125%.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the copies of such agreement filed herewith as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Loan Agreement dated as of November 1, 2020, between Indiana Finance Authority and United States Steel Corporation, relating to $88,810,000 Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds, Series 2021A (United States Steel Corporation Project) and $33,300,000 Environmental Improvement Revenue Bonds, Series 2020A (United States Steel Corporation Project)

104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: March 17, 2021